SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): May 6, 2002


                              LAS VEGAS SANDS, INC.
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             (Exact name of registrant as specified in its charter)


         NEVADA                       333-42147                 04-3010100
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


         3355 LAS VEGAS BOULEVARD SOUTH
                ROOM 1A
            LAS VEGAS, NEVADA                                   89109
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(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (704) 414-1000


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

                  On May 6, 2002, we issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended, relating to our intention to offer approximately $850 million in aggregate principal amount of mortgage notes in a Rule 144A offering, and to enter into new senior secured credit facilities in an aggregate amount of approximately $480 million (collectively, the "Refinancing Transactions"). We intend to use the proceeds of the Refinancing Transactions to repay, redeem or repurchase all of our outstanding indebtedness, to finance the construction and development of a 1000-room addition to the Venetian Casino Resort, additional meeting and conference space and an expansion to the Venetian Casino Resort's parking garage (the "Phase IA Addition"), and to pay all fees and expenses associated with the Refinancing Transactions. The press release announcing the Refinancing Transactions is attached as Exhibit
99.1 to this report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number             Title
--------------             -----

         99.1              Press Release of Las Vegas Sands, Inc., dated May 6,
                           2002.

         99.2 Summary unaudited pro forma financial data for the year ended December 31, 2001 and the three months ended March 31, 2002.


ITEM 9.  REGULATION FD DISCLOSURE.

                  We are providing summary unaudited pro forma financial data for the year ended December 31, 2001 and the three months ended March 31, 2002 that gives effect to the Refinancing Transactions and the funding of the Phase IA Addition to certain investors. The summary unaudited pro forma financial data are attached as Exhibit 99.2 to this report on Form 8-K and are incorporated by reference into this report on Form 8-K for purposes of this item only.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 8, 2002


                                   LAS VEGAS SANDS, INC.

                                   By:  /s/ David Friedman
                                        ---------------------------------------
                                        Name:   David Friedman
                                        Title:  Secretary and Assistant to the
                                                Chairman of the Board

                                  EXHIBIT INDEX

Exhibit Number             Title
--------------             -----

         99.1              Press Release of Las Vegas Sands, Inc., dated May 6,
                           2002.

         99.2 Summary unaudited pro forma financial data for the year ended December 31, 2001 and the three months ended March 31, 2002.